================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------




                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 30, 2001



                    NATIONAL BANCSHARES CORPORATION OF TEXAS
             (Exact name of registrant as specified in its charter)



             TEXAS                      1-13472                 74-1692337
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)


                12400 HIGHWAY 281 NORTH, SAN ANTONIO, TEXAS 78216
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number including area code: (210) 403-4200



================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)   Exhibits.

      (99.1) International Bancshares Corporation and National Bancshares Corporation of Texas Joint Press Release, dated July 31, 2001.

Item 9.  REGULATION FD DISCLOSURE.

     On July 30, 2001 National Bancshares of Corporation of Texas (the "Company"), International Bancshares Corporation ("Parent") and NBC Acquistion Corp. ("Sub") announced that they have signed a definitive merger agreement (the "Merger Agreement") for Parent to acquire, through Sub, all of the outstanding shares of common stock, par value $.001 per share, of the Company.

     A joint press release announcing the execution of the Merger Agreement was issued on July 31, 2001, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    National Bancshares Corporation of Texas

                                    /s/ Marvin E. Melson
                                    -----------------------------------
                                    Marvin E. Melson
                                    President

Date:  August 2, 2001

                                   EXHIBIT INDEX

Exhibit
Number            Description
--------          -----------

99.1 International Bancshares Corporation and National Bancshares Corporation of Texas Joint Press Release, dated July 31, 2001.